                                                                    EXHIBIT 99.2


         NEW RAYTHEON PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

  The following pro forma combined condensed financial statements have been prepared by Raytheon's management from Raytheon's historical consolidated financial statements and from the historical financial statements of TI Defense and Hughes Defense. The pro forma combined condensed statement of earnings reflects adjustments as if the TI Acquisition and the Merger had occurred on January 1, 1996. The pro forma combined condensed balanced sheet reflects adjustments as if the Merger had occurred on September 28, 1997. The pro forma adjustments described in the accompanying notes are based upon preliminary estimates and certain assumptions that Raytheon management believes are reasonable in such circumstances.

  The pro forma combined condensed financial statements should be read in conjunction with Raytheon's Consolidated Financial Statements (including the notes thereto) included as Appendix C to this document, and with the historical financial statements of Hughes Defense and TI Defense (including the related notes thereto), which are included in Appendices D & E, respectively, to this document.

  The pro forma combined condensed financial statements are not necessarily indicative of what Raytheon's actual financial position or results of operations would have been if the TI Acquisition and the Merger had occurred on the applicable date indicated. Moreover, they are not intended to be indicative of future results of operations or financial position. The pro forma combined condensed financial statements do not reflect the cost and revenue synergies associated with such transactions, which Raytheon expects to realize commencing in the first year of operation.

                                                                     NEW RATHEON

        NEW RAYTHEON PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 28, 1997
                        (IN MILLIONS, EXCEPT PER SHARE)

                                                                        HISTORICAL
                          HISTORICAL HISTORICAL  PRO FORMA    PRO FORMA   HUGHES    PRO FORMA    PRO FORMA
                           RAYTHEON  TI DEFENSE ADJUSTMENTS   COMBINED   DEFENSE   ADJUSTMENTS   COMBINED
                          ---------- ---------- -----------   --------- ---------- -----------   ---------
Net sales...............    $9,669      $824                   $10,493    $5,157                  $15,650
                            ------      ----       -----       -------    ------      ----        -------
Cost of sales...........     7,426       638       $  (4)(2a)    8,079     4,272      $(18)(3c)    12,380
                                                      (6)(2b)                          (72)(3d)
                                                      35 (2e)                          140 (3g)
                                                     (10)(2c)                          (21)(3e)
Amortization of push-
 down goodwill..........                                                      76       (76)(3c)         0
Administration and
 selling expenses.......       812        55                       867       259                    1,126
Research and development
 expenses...............       290        44                       334       127                      461
                            ------      ----       -----       -------    ------      ----        -------
 Operating income.......     1,141        87         (15)        1,213       423        47          1,683
                            ------      ----       -----       -------    ------      ----        -------
Interest expense........       263                                 263        72       (72)(3i)       263
Interest income.........       (24)                                (24)                               (24)
Acquisition interest
 expense................                             110 (2d)      110                 225 (3f)       335
Other (income)/expense..      (12)         2                      (10)       (10)                     (20)
                            ------      ----       -----       -------    ------      ----        -------
 Income before tax......       914        85        (125)          874       361      (106)         1,129
                            ------      ----       -----       -------    ------      ----        -------
Federal and foreign
 income taxes...........       310        32         (44)(2f)      298       154       (20)(3h)       432
                            ------      ----       -----       -------    ------      ----        -------
 Net income.............    $  604      $ 53       $ (81)      $   576    $  207      $(86)       $   697
                            ======      ====       =====       =======    ======      ====        =======
Earnings per common
 share
 Outstanding shares.....    $ 2.56                             $  2.44                            $  2.06
 Fully diluted..........    $ 2.51                             $  2.39                            $  2.03
Average common shares
 Outstanding............       236                                 236                 103            339
 Fully diluted..........       241                                 241                 103            344


  See accompanying notes to pro forma combined condensed financial statements.

NEW RAYTHEON

        NEW RAYTHEON PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                        (IN MILLIONS, EXCEPT PER SHARE)

                                                                        HISTORICAL
                          HISTORICAL HISTORICAL  PRO FORMA    PRO FORMA   HUGHES    PRO FORMA    PRO FORMA
                           RAYTHEON  TI DEFENSE ADJUSTMENTS   COMBINED   DEFENSE   ADJUSTMENTS   COMBINED
                          ---------- ---------- -----------   --------- ---------- -----------   ---------
Net sales...............   $12,331     $1,800                  $14,131    $6,383                  $20,514
Cost of sales...........     9,755      1,415      $  (6)(2a)   11,169     5,216      $ (18)(3c)   16,430
                                                     (12)(2b)                           (95)(3d)
                                                      69 (2e)                           187 (3g)
                                                     (52)(2c)                           (29)(3e)
Amortization of push-
 down goodwill..........                                                     101       (101)(3c)        0
Administration and
 selling expenses            1,021        129                    1,150       301                    1,451
Research and development
 expenses...............       323         78                      401       192                      593
Special charges.........        34          0                       34         0                       34
                           -------     ------      -----       -------    ------      -----       -------
 Operating income.......     1,198        178          1         1,377       573         56         2,006
                           -------     ------      -----       -------    ------      -----       -------
Interest expense........       256                                 256        92        (92)(3i)      256
Interest income.........      (102)                               (102)                              (102)
Acquisition interest
 expense................                             198 (2d)      198                  300 (3f)      498
Other (income)/expense..       (40)         3                      (37)       (9)                     (46)
                           -------     ------      -----       -------    ------      -----       -------
 Income before tax......     1,084        175       (197)        1,062       490       (152)        1,400
                           -------     ------      -----       -------    ------      -----       -------
Federal and foreign
 income taxes...........       322         66        (69)(2f)      319       209        (29)(3h)      499
                           -------     ------      -----       -------    ------      -----       -------
 Net income.............   $   762     $  109      $(128)      $   743    $  281      $(123)      $   901
                           =======     ======      =====       =======    ======      =====       =======
Earnings per common
 share..................
 Outstanding shares.....   $  3.21                             $  3.14                            $  2.65
 Fully diluted..........   $  3.16                             $  3.08                            $  2.62
Average common shares
 Outstanding............       237                                 237                  103           340
 Fully diluted..........       241                                 241                  103           344


  See accompanying notes to pro forma combined condensed financial statements.

                                                                    NEW RAYTHEON

            NEW RAYTHEON PRO FORMA COMBINED CONDENSED BALANCE SHEET

                            AS OF SEPTEMBER 28, 1997
                                 (IN MILLIONS)

                                                                HISTORICAL
                         HISTORICAL                   PRO FORMA   HUGHES    PRO FORMA     PRO FORMA
                          RAYTHEON  RECLASSIFICATIONS COMBINED   DEFENSE   ADJUSTMENTS    COMBINED
                         ---------- ----------------- --------- ---------- -----------    ---------
ASSETS
Current assets
  Cash and marketable
   securities...........  $   268                      $   268    $   73     $  (73)(3b)   $   268
  Accounts receivable...      954         $(207)(2g)       747       687                     1,434
  Contracts in process..    3,148           395 (2g)     3,543     1,579       (190)(3b)     4,932
  Inventories...........    1,653          (188)(2g)     1,465       445                     1,910
  Other.................      531                          531       263                       794
                          -------         -----        -------    ------     ------        -------
    Total current
     assets.............    6,554                        6,554     3,047       (263)         9,338
  Property, plant and
   equipment, net.......    2,047                        2,047     1,095          8 (3b)     3,150
  Cost in excess of net
   assets acquired......    5,954                        5,954     2,892     (2,892)(3b)    13,464
                                                                              7,510 (3b)
  Pension asset.........                                                      1,075 (3b)     1,075
  Other assets..........      701                          701       128        203 (3b)     1,032
                          -------                      -------    ------     ------        -------
    Total assets........  $15,256                      $15,256    $7,162     $5,641        $28,059
                          =======                      =======    ======     ======        =======
LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable and
   current portion of
   long-term debt.......  $ 2,175                      $ 2,175    $  119     $2,310 (3a)   $ 4,604
  Advance payments......      389                          389       310                       699
  Accounts payable......    1,265                        1,265       327                     1,592
  Other.................    1,516                        1,516       780        543 (3b)     2,839
                          -------                      -------    ------     ------        -------
    Total current
     liabilities........    5,345                        5,345     1,536      2,853          9,734
Long-term debt and
 capitalized leases.....    4,386                        4,386        32      2,130 (3a)     6,548
Other...................      510                          510       328        859 (3b)     1,697
Stockholders' equity:
  Common stock at par...      236                          236                  103(3a)        339
  Additional paid-in-
   capital..............      313                          313                4,962(3a)      5,275
Retained earnings.......    4,466                        4,466     5,266     (5,266)(3b)     4,466
                          -------                      -------    ------     ------        -------
    Total stockholders'
     equity.............    5,015                        5,015     5,266       (201)        10,080
                          -------                      -------    ------     ------        -------
    Total liabilities
     and stockholders'
     equity.............  $15,256                      $15,256    $7,162     $5,641        $28,059
                          =======                      =======    ======     ======        =======

  See accompanying notes to pro forma combined condensed financial statements.

NEW RAYTHEON

                        NOTES TO NEW RAYTHEON PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The accompanying pro forma combined condensed statements of earnings present the historical results of operations of Raytheon, TI Defense and Hughes Defense for the year ended December 31, 1996 and for the nine months ended September 28, 1997, with pro forma adjustments as if the TI Acquisition and the Merger had taken place on January 1, 1996. The historical results of operations of Raytheon for the nine months ended September 28, 1997 includes the financial results for Raytheon TI Systems from July 11, 1997. The historical results of operations of TI Defense includes financial results for the six month period ending June 29, 1997. The TI Defense financial results for the period from June 30, 1997 to July 10, 1997 were not material. The pro forma combined condensed balance sheet presents the historical balance sheets of Raytheon and Hughes Defense as of September 28, 1997, with pro forma adjustments as if the Merger had been consummated as of September 28, 1997, in a transaction accounted for as a purchase for financial accounting purposes in accordance with generally accepted accounting principles.

  Certain reclassifications have been made to the historical financial statements of Raytheon, TI Defense and Hughes Defense to conform to the pro forma combined condensed financial statement presentation on a consistent basis.

2. PRO FORMA ADJUSTMENTS--TI DEFENSE

  The following adjustments give pro forma effect to the TI Acquisition (in millions):

      (a) Adjustment to eliminate the amortization of intangible assets of TI
          Defense which would not have been incurred if the TI Acquisition had occurred on January 1, 1996.
      (b) Adjustment to reflect the effect on 1996 and 1997 results relating to a net reduction of accumulated contract costs as an allowance for Raytheon's normal profit on its efforts to complete such contracts, and other contract valuation adjustments.
      (c) Elimination of $32 of non-recurring employee related costs and $20 of non-recurring corporate allocations from the parent of TI Defense as a result of the TI Acquisition for the year ended December 31, 1996 and $10 of non-recurring corporate allocations for the six months ending June 29, 1997.
      (d) Adjustments which represent additional estimated interest expense resulting from the use of borrowings to finance the TI Acquisition and incremental interest on Raytheon's pre-TI Acquisition variable rate borrowings to reflect the change in credit rating as a result of the TI Acquisition.
      (e) The amortization of excess of costs over acquired net assets over an estimated life of 40 years. Such amortization expense is subject to possible adjustment resulting from the completion of the valuation analyses. Raytheon expects that any subsequent adjustment would not materially affect the combined pro forma results.
      (f) The estimated tax effect on the applicable pro forma adjustments.
      (g) Reclassifications made to conform the TI Defense historical financial statements to the unaudited pro forma combined condensed financial statement presentation.

                                                                    NEW RAYTHEON

                        NOTES TO NEW RAYTHEON PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

3. PRO FORMA ADJUSTMENTS--HUGHES DEFENSE

  The following adjustments give pro forma effect to the Merger (in millions):

      (a) To record the exchange consideration at closing:
          Purchase price ($9,500 less acquired debt of $120).........   $9,380
                                                                        ======
          (Assumed financing is based on the price per share of
          Raytheon Common Stock at the announcement date of the
          merger:
          Equity--102,634 thousand shares at assumed market value of
          $49.35 per share totals $5,065. $49.35 represents the mid-
          point of the market price collar mechanism. Neither the use of other market price assumptions within the range, nor the use of the highest recent closing price of Raytheon Common
          Stock of $60.25 on October 2, would have a significant
          effect on pro forma results.
          Debt--$4,435 less $120 of debt assumed plus acquisition
          costs of $125 totals $4,440 to be financed with a
          combination of variable rate short-term borrowings of
          $2,310 and fixed rate medium- and long-term borrowings of
          $2,130 at an average interest rate of 6.37%).
          To adjust the assets and liabilities to their estimated
      (b) fair values:
          Net assets of Hughes Defense at September 28, 1997.........    5,266
          Additional assets to be recorded in the Merger.............       45
          Additional liabilities to be recorded in the Merger........      (94)
          Cash not included in the Merger............................      (73)
          Contracts in process valuation adjustments.................     (190)
          Accrual for future lease cost in excess of fair market
          value......................................................     (264)
          Provision for the estimated exit costs of integrating
          acquired operations........................................     (495)
          To include pension assets and reflect fair market value
          less the projected benefit obligation......................      892
          To include the liability for post-retirement benefits other
          than pensions..............................................    (366)
          Deferred tax benefits......................................      166
          Costs in excess of net assets of Hughes Defense............    7,510
          Acquisition costs..........................................     (125)
          Elimination of Hughes Defense goodwill.....................   (2,892)
                                                                        ------
                                                                        $9,380
                                                                        ======

      (c) Adjustment to eliminate the amortization of intangible assets of Hughes Defense which would not have been incurred if the Merger had occurred on January 1, 1996.
      (d) Adjustment to reflect the effect on 1996 and 1997 results relating to a net reduction of accumulated contract costs as an allowance for Raytheon's normal profit on its efforts to complete such contracts.
      (e) Elimination of $29 of non-recurring corporate allocation from the parent of Hughes Defense as a result of the Merger for the year ended
          December 31, 1996 and $21 for the nine months ended September 28, 1997.
      (f) Adjustments which represent additional estimated interest expense resulting from the use of borrowings to finance the Merger and incremental interest on Raytheon's pre-Merger variable rate borrowings to reflect the change in credit rating as a result of the Merger.

NEW RAYTHEON

                        NOTES TO NEW RAYTHEON PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

      (g) The amortization of excess of costs over acquired net assets over an estimated life of 40 years. Such amortization expense is subject to possible adjustment resulting from the completion of the valuation analyses. Raytheon expects that any subsequent adjustment would not materially affect the combined pro forma results.
      (h) The estimated tax effect on the applicable pro forma adjustments.
      (i) Elimination of Hughes Defense interest expense.
      (j) The purchase price to be paid is subject to adjustment based on the actual net assets at the time of the closing and the amount of debt and equity to be issued is subject to adjustment based on the price of Raytheon Common Stock at the closing.

4. OTHER

  On September 10, 1997 Raytheon consummated the sale of its home appliance heating and air conditioning and commercial cooking businesses to Goodman Manufacturing Co., L.P. for an aggregate amount of $550 million in cash, subject to certain changes in the net working capital of such businesses between December 31, 1996 and the closing date of the transaction. The 1996 sales, operating income, net income and total assets of the businesses sold were not material to Raytheon's results of operations and as such the sale of these businesses was not included in the pro forma financial statements.

  The Department of Justice and Raytheon entered into an agreement regarding the TI Acquisition on July 2, 1997, pursuant to which Raytheon agreed to divest the Gallium Arsenide foundry and Monolithic Microwave Integrated Circuit business of the R/F Microwave business unit of Texas Instruments after closing the transaction. The business, which accounted for less than $40 million in 1996 revenues, was not material and as such the sale of this business has not been included in the pro forma financial statements.

  On October 16, 1997 the Department of Justice filed with the U.S. District Court for the District of Columbia an agreement among the Department of Justice Raytheon, GM and HE Holdings regarding the Merger. The agreement, when entered as a final judgment pursuant to court order, will require Raytheon to divest portions of Hughes' Electro Optics business and portions of Raytheon TI Systems' Focal Plane Array business. These two businesses, which together accounted for less than $55 million in 1996 revenues,were not material and as such the sale of these businesses has not been included in the pro forma financial statements.

                                                                    NEW RAYTHEON